                                                                   EXHIBIT 10.86

                                  $50,000,000


                           WAREHOUSING LOAN AGREEMENT



                           Dated as of April 29, 1999

                                     Among


                          DORAL FINANCIAL CORPORATION

                                      and

                           DORAL MORTGAGE CORPORATION

                                  as Borrowers


                                      and


                                 CITIBANK, N.A.

                                    as Bank

                           WAREHOUSING LOAN AGREEMENT



         WAREHOUSING LOAN AGREEMENT dated as of April 29, 1999 by and among DORAL FINANCIAL CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as "DFC"), DORAL MORTGAGE CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter referred to as "DMC" and, collectively with DFC, the "Borrowers"), and CITIBANK, N.A., a national banking association (hereinafter referred to as the "Bank").

                                   WITNESSETH

         WHEREAS, the Borrowers have that requested the Bank extend a warehousing loan facility for the purpose of financing single family residential first mortgage loans;

         WHEREAS, the Bank is willing to extend to the Borrowers the above mentioned warehousing loan facility upon and subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties hereto agree as follows:
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                                   ARTICLE 1
                                  DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

         "ACCOUNT" has the meaning set forth in Section 3.1 hereof.

         "ADJUSTED LIABILITY RATIO" has the meaning set forth in Section 8.11 hereof.

         "ADVANCES" has the meaning set forth in Section 2.3 hereof.

         "BASE RATE" means the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time as Citibank's base rate.

         "BUSINESS DAY" means any day, other than a Saturday or Sunday, on which commercial banks are generally open for business in the Commonwealth of Puerto Rico.

         "CLOSING DATE" means the date of this Agreement.

         "COLLATERAL" has the meaning set forth in Section 4.2 hereof.

         "COMMITTED NON-CONFORMING MORTGAGE" means a first mortgage on a single family residential property located within the Commonwealth of Puerto Rico that does not conform to the requirements established by the FHA, VA, FNMA or FHLMC, which has


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a firm Purchase Commitment from an institutional investor acceptable to the
Bank.

         "CONFORMING FHA/VA MORTGAGE" means an FHA Mortgage or a VA Mortgage.

         "CONFORMING CONVENTIONAL MORTGAGE" means a first mortgage on a single family residential property located within the Commonwealth of Puerto Rico which complies with all applicable requirements for purchase under the FNMA or the FHLMC standard form of conventional selling contract and any supplement thereto then in effect.

         "CUSTODIAN" shall mean Citibank, N.A. or such other entity as shall have been approved by the Bank in writing and that shall have entered into a custodial agreement with the Bank, such agreement to be in form and substance satisfactory to the Bank.

         "DFC" has the meaning set forth in the preamble.

         "DMC" has the meaning set forth in the preamble.

         "EBITDA" shall mean net income plus interest expense, taxes, depreciation and amortization.

         "EURODOLLAR FLOATING POOL RATE" shall mean the average cost to the Bank of Eurodollar Funds during the thirty (30) days immediately preceding the corresponding interest payment date.

         "EURODOLLAR FUNDS" means deposits in United States dollars in the principal office of Citibank, N.A. in London, England.


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         "EVENT OF DEFAULT" has the meaning assigned to that term in Section
10.1.

         "FHA" means the Federal Housing Administration.

         "FHA MORTGAGE" means a first mortgage on property located within the Commonwealth of Puerto Rico insured by the Federal Housing Commissioner (or which the Commissioner has made a commitment to insure, provided such commitment is in full force and effect and such mortgage fully complies with the terms of the commitment), to the full extent permitted under the applicable title and section of the NHA.

         "FHLMC" means the Federal Home Loan Mortgage Corporation.

         "FNMA" means the Federal National Mortgage Association.

         "GAAP" shall mean generally accepted accounting principles issued by the Financial Accounting Standards Board from time to time consistently applied and maintained throughout the period indicated and consistent with the prior financial practice of the corresponding Borrower and any predecessor, except for changes mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing.

         "GNMA" means the Government National Mortgage Association.

         "GNMA CERTIFICATE" means a certificate which is issued pursuant to Title III of the NHA backed by VA or FHA mortgages and which is guaranteed by GNMA pursuant to Section 306(G) of the NHA.


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         "GNMA POOL" means a pool of Conforming FHA/VA Mortgages certified to the GNMA Transfer Agent under HUD Form 11706 with respect to which a GNMA Certificate shall be issued.

         "INTEREST COVERAGE RATIO" has the meaning set forth in Section 8.10 hereof.

         "LOAN DOCUMENTS" means this Agreement, the Note, the Collateral and all other documents executed pursuant hereto or delivered in connection herewith.

         "MATERIAL ADVERSE CHANGE" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrowers.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower, (b) the rights and remedies of the Bank under any Loan Document, (c) the ability of any Borrower to perform its obligations under any Loan Document to which it is or is to be a party or (d) the Collateral or any part thereof.

         "MORTGAGE" means a first mortgage on an owner-occupied primary residence in Puerto Rico and, unless the context otherwise indicates, includes the promissory note secured thereby.

         "MORTGAGE LOANS" has the meaning set forth in Section 2.1 hereof.


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         "MORTGAGE NOTE" means a valid and enforceable promissory note of the owner of the property for which a Mortgage has been issued as security, and, in the case of an FHA Mortgage, guaranteed or insured by the FHA and in the case of a VA Mortgage, guaranteed or insured by the Veterans Administration.

         "NHA" means the National Housing Act of 1934, as amended.

         "NOTE" has the meaning set forth in Section 3.1 hereof.

         "OBLIGATIONS" means and includes all loans, advances, debts, liabilities, obligations, covenants and duties due and owing by any Borrower to the Bank, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement and the Note or under any other agreement, instrument or document related to this Agreement, the Note or the Collateral, due or to become due, now existing or hereafter arising and however acquired. The term includes, but without limitation, all interest, charges, expenses, fees, attorneys' fees and other sums chargeable to Borrowers under this Agreement and the Note.

         "PERSON" means and includes any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal, or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof), and including the Borrowers.

         "PURCHASE COMMITMENT" means a written agreement pursuant to which a purchaser acceptable to the Bank has agreed to purchase


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the FHA Mortgages, VA Mortgages, Conforming Conventional Mortgages or Committed
Non-Conforming Mortgages pledged to the Bank pursuant to this Agreement (or mortgage-backed securities issued by GNMA, FNMA or FHLMC with respect to Mortgages pledged pursuant to this Agreement) upon such terms and conditions as are acceptable to the Bank.

         "REQUEST FOR ISSUANCE" has the meaning set forth in Section 3.4(b) hereof.

         "SECURITY AGREEMENT" has the meaning set forth in Section 4.1 hereof.

         "TANGIBLE NET WORTH" means the excess of tangible assets over all liabilities of the Borrowers and their respective subsidiaries on a consolidated basis. Tangible assets shall include all assets except for all patents, patent applications, trademarks, copyrights, trade names, goodwill, and treasury stock.

         "TERMINATION DATE" has the meaning set forth in Section 2.2.

         "TOTAL LIABILITIES" all liabilities of DFC except for subordinated debt.

         "UNCOMMITTED MORTGAGE LOANS" means a Mortgage lacking a firm Purchase Commitment from an institutional investor acceptable to the Bank.

         "VA MORTGAGE" means a Mortgage guaranteed by the Veterans Administration under the applicable title and section of the Servicemen's Readjustment Act of 1944, as amended, to the extent


                                      -7-
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of 60% of the unpaid principal amount thereof or FIFTY THOUSAND SEVEN HUNDRED
FIFTY DOLLARS ($50,750), whichever is less, but in no event shall the unguaranteed portion of the loan exceed 75% of the value of the property as determined in the Certificate of Reasonable Value thereof, and constituting a valid first lien on the premises mortgaged thereby.

                                   ARTICLE 2
                         COMMITMENT, AMOUNT AND PURPOSE

         2.1 WAREHOUSING LOAN FACILITY. The Bank agrees, on the terms and conditions hereinafter set forth, to make revolving credit advances (each, an "Advance") from time to time to the Borrowers in an aggregate principal amount not to exceed FIFTY MILLION DOLLARS ($50,000,000) at any time outstanding (the "Warehousing Loan Facility") for the purpose of (i) warehousing first mortgage loans (hereinafter referred to as "Mortgage Loans") secured by Mortgages on completed single-family units (detached houses, townhouses and condominium units), (each, a "Regular Sub-line Advance") and (ii) financing Mortgage Loans held by the Borrowers that have been included in a GNMA Pool with respect to which a GNMA Certificate shall be issued (each, a "Gestation Sub-line Advance").

         2.2 LENDING PERIOD AND TERMINATION. The commitment of the Bank under the Warehousing Loan Facility (the "Commitment") shall terminate on April 28, 2000 (the "Termination Date").

         2.3 FEES. The Borrowers agree that, in addition to all other sums payable hereunder, they shall pay to the Bank (i) a processing fee equal to $100.00 for each Gestation Sub-line Advance, payable on the date of each such Advance and


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(ii) a collateral handling fee equal to twelve and one half (12 1/2) basis points per annum (based on a 360 day year) of the average principal amount outstanding during each calendar month under the Warehousing Loan Facility, payable monthly in arrears on the 10th day of the following month and on the date the Warehousing Loan Facility is paid in full.

                                   ARTICLE 3
                             INTEREST AND REPAYMENT

         3.1 WAREHOUSING LOAN FACILITY. Upon fulfillment of all conditions precedent to a Regular Sub-line Advance or a Gestation Sub-line Advance, as the case may be, and upon notice given by a Borrower to the Bank by not later than twelve noon (12:00 Noon) on the day of such Advance, the Bank shall make Regular Sub-line Advances and Gestation Sub-line Advances to such Borrower under the Warehousing Loan Facility.

                  No Advance shall exceed the following respective limits (the "Disbursement Percentage"):


                           COLLATERAL                         AMOUNT OF ADVANCE
                           ----------                         -----------------

         Committed FHA/VA Mortgage Loans ..................          97%

         Uncommitted FHA/VA/Mortgage Loans ................          95%

         Committed Conforming Conventional
         Mortgage Loans ...................................          95%

         Uncommitted Conforming Conventional Mortgage
         Loans ............................................          95%

         Committed Non-Conforming
         Mortgages ........................................          95%


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

provided, however, that (a) no Advance for committed loans shall exceed the lower of (i) the Disbursement Percentage multiplied by the commitment price of such loan, and (ii) the Specified Amount, and (b) no Advance for uncommitted loans shall exceed the lower of (i) the Disbursement Percentage multiplied by the New York market value of such loan, and (ii) the Specified Amount. As used herein, the Specified Amount for a particular Mortgage Loan shall mean, in the case of a Mortgage Loan originated within 180 days of the proposed date of the Advance, the total amount disbursed by the Borrowers for such loan and, in the case of a Mortgage Loan originated more than 180 days prior to the proposed date of the Advance, the principal amount outstanding of such loan. The Bank shall not make Advances to finance Committed Non-Conforming Mortgages designated as B or C Rated based on Borrower's internal credit rating system. The Bank may adjust the aforementioned percentages in its discretion by notifying Borrowers fifteen (15) Business Days before the change is effective. Borrowers agree to maintain the aforesaid stipulated margins throughout the period of time any Advance remains outstanding by providing or pledging to the Bank additional Collateral or by reducing the outstanding principal amount of such Advance to comply with such limits.

         The Warehousing Advances shall be evidenced by a promissory note of the Borrowers to the order of the Bank (the "Note") in the principal amount of FIFTY MILLION DOLLARS ($50,000,000) substantially in the form of Exhibit A.

         Each Regular Sub-line Advance made shall be payable on the date which is the earlier of (i) the date on which the Borrowers request a Gestational Sub-line Advance in respect of the Mortgages financed with such Regular Sub-line Advance and duly complies with the conditions precedent set forth in



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Section 5.1.6.2 hereof or (ii) if the Mortgages financed with such Regular
Sub-line Advance were originated by a Borrower, one hundred eighty (180) days from the origination date or, if the Mortgages financed with such Regular Sub-line Advance were originated by a third party and purchased by a Borrower, one hundred eighty (180) days from the date of such purchase. The Regular Sub-line Advances made under the Note shall bear interest from their respective dates until full payment of the unpaid balance of principal thereof at a fluctuating annual rate equal to one point one two five percent (1.125%) over and above the Bank's Eurodollar Floating Pool Rate, or, if Eurodollar Funds are not available to the Bank for such Advance, a fluctuating annual rate equal to the Base Rate, each change in such fluctuating rate to take effect simultaneously with the corresponding change in the Base Rate.

         Each Gestation Sub-line Advance made under the Note shall be used solely for the purpose of repaying a Regular Sub-line Advance and shall be in the same principal amount, and subject to the same Disbursement Percentage, as the Regular Sub-line Advance repaid therewith. Each Gestation Sub-line Advance shall be payable on the date which is the earlier of (i) sixty days from the date on which the Gestation Sub-line Advance is made or (ii) the date on which the corresponding Borrower transfers (by sale, repurchase agreement or otherwise) the GNMA Certificate backed by the Mortgages in the GNMA Pool financed by the Gestation Sub-line Advance. The Gestation Sub-line Advances made under the Note shall bear interest at a fluctuating annual rate to zero point eight seventy-five (0.875%) over and above the Bank's Eurodollar Floating Pool Rate, or, if Eurodollar Funds are not available to the Bank for such Advance, a fluctuating annual rate equal to point twenty-five percent (0.25%) below the Base


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

Rate, each change in such fluctuating rate to take effect simultaneously with the corresponding change in the Base Rate.

         Interest due on Advances under the Note shall be payable monthly in arrears on the first day of each month.

         Principal and interest payments on Advances under the Note shall be made by debiting DFC account number 0425633015 (the "Account") with the Bank. DFC hereby authorizes the Bank to debit the Account for the corresponding amounts of principal and interest.

         3.2 PAYMENTS AND COMPUTATIONS. The Borrowers shall make each payment to the Bank hereunder and under the Note not later than 12:00 noon (San Juan, Puerto Rico time) on the day when due in lawful money of the United States of America in immediately available funds. The Borrowers hereby authorize the Bank to charge from time to time against the Account any amount so due, and the Bank shall promptly thereafter notify the Borrowers of such action; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. All computations of interest under the Note and fees hereunder shall be made by the Bank on the basis of a year of 360 days.

         3.3 PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under Note shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be.

         3.4 INCREASED COSTS. If, due to either (a) the effectiveness of, or any change (including, without limitation, any change by way of imposition or increase of any reserve requirements) in, or in the interpretation of, any law or regulation, or (b) the compliance with any formal guideline or formal request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Bank of agreeing to make or making, funding or maintaining Advances funded with Eurodollar Funds made to the Borrowers hereunder, then the Borrowers shall from time to time, upon demand by the Bank, pay the Bank additional amounts sufficient to indemnify the Bank against such increased cost. A certificate in reasonable detail as to the amount of such increased cost submitted to the Borrowers by the Bank shall constitute prima facie evidence of the amount of such increased cost.

         3.5 ILLEGALITY. Notwithstanding any other provision of this Agreement, if the effectiveness of, or any change in, or in the interpretation of, any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for the Bank to perform its obligations hereunder to fund or maintain Advances hereunder with Eurodollar Funds, then, on notice thereof and demand therefor by the Bank to the Borrowers, (a) the obligation of the Bank to fund or maintain such Advances with Eurodollar Funds shall terminate, and (b) the Bank shall convert all outstanding Advances funded with Eurodollar Funds into Advances funded with funds other than Eurodollar Funds. In the event that the Bank suffers any loss or expense as a result of the conversion of the Advances as aforesaid, the Borrowers shall, upon demand by the Bank, pay the Bank additional amounts sufficient to indemnify the Bank against such loss or expense. A certificate in reasonable detail as to


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

the amount of such loss or expense submitted to the Borrowers by the Bank shall constitute prima facie evidence of the amount of such increased cost. The Bank need make no Advance hereunder which it may not make lawfully under then existing conditions.


                                   ARTICLE 4
                                    SECURITY

          4.1 As security for the Advances, the Borrowers shall deliver to the Bank a Security Agreement, Pledge and Assignment (the "Security Agreement") and such other documents as may be necessary to create a first priority security interest over the following:

                  4.1.1 The Mortgage Notes and related documents referred to in Section 5.1.6, GNMA Certificates, Mortgage-Backed Securities and any other investment instrument financed under the Warehousing Loan Facility;

                  4.1.2 Mortgage Delivery Commitments financed under the Warehousing Loan Facility;

         4.2 In addition, all obligations of each Borrower under this Agreement and under the other Loan Documents shall be guaranteed by the other Borrower pursuant to Section 11 hereof.

         4.3 When duly pledged, issued or assigned, all such security and related rights and interests shall guarantee the Advances and all obligations of the Borrowers hereunder and under the other Loan Documents shall be also sometimes collectively referred to as "Collateral".


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

                                   ARTICLE 5
                             CONDITIONS OF LENDING

         5.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Bank to make the initial Advance hereunder is subject to the following conditions precedent:

                  5.1.1 CONTINUING ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement shall be true and correct on and as of the date of the Advance with the same effect as though such representations and warranties had been made on and as of such date.

                  5.1.2 DELIVERY OF LOAN AGREEMENT, NOTE, CERTIFICATES AND OPINIONS. Borrowers shall have duly executed and delivered this Agreement and the Note together with (i) copies of authorizing resolutions of the Boards of Directors of Borrowers certified by the Secretary or an Assistant Secretary each Borrower as of the date of such execution and delivery; (ii) current incumbency certificates showing the titles and signatures of all officers of Borrowers executing this Agreement and any documents executed in connection herewith; and (iii) an opinion of counsel for Borrowers dated the date hereof, addressed to the Bank and in form and substance satisfactory to the Bank and its counsel as to such matters as the Bank may reasonably require. All documents are to be executed and delivered to the Bank on the date hereof (the "Closing Date") unless otherwise agreed by the Bank and shall be in form and substance satisfactory to the Bank. In addition, Borrowers shall deliver at or before the Closing Date, certified copies of Borrowers' certificates of incorporation and by-laws, and such other similar documentation or reports reasonably required by the Bank or its


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

counsel as may be specified in closing instructions delivered to Borrowers or their counsel prior to the Closing Date.

                  5.1.3 NO MATERIAL ADVERSE CHANGE. There shall have occurred no Material Adverse Change since September 30, 1998.

                  5.1.4 ABSENCE OF LITIGATION. There shall exist no action, suit, investigation, litigation or proceeding affecting the Borrowers pending or threatened before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

                  5.1.5 DELIVERY OF COLLATERAL AND ADVANCE REQUEST. Borrowers shall have delivered to the Bank sufficient Collateral to qualify for the Disbursement Amount of the Advance requested. Borrowers shall also have delivered to the Bank an Advance Request, executed in duplicate, substantially in the form of Exhibit B attached hereto and made to form a part hereof, or such other form as the Bank shall approve, which Advance Request shall show, in a manner satisfactory to the Bank, the computation of the collateral value of all Collateral.

                           If any Mortgage or accompanying instrument(s) or
document(s) pledged in connection with any Advance shall not, in the opinion of the Bank or its counsel, comply in all respects with the conditions and requirements of this Agreement, the Bank may, in its sole discretion, reject the same and/or advance to the Borrowers within a reasonable time only such amount as the Bank may determine is proper on the basis of acceptable

Collateral and accompanying instruments and, in such event, the relevant Advance Request shall be deemed amended to specify the amount actually advanced by the Bank.

                  5.1.6 COLLATERAL DELIVERY REQUIREMENTS. The instruments and documents assigned and delivered to the Bank under the Security Agreement shall be satisfactory in form and substance to the Bank, shall include all instruments and documents required to give the Bank full and effective security in accordance with the provisions of this Agreement, and shall include, but shall not be limited to, the following:

                           5.1.6.1.     In the case of each Mortgage in respect
of which a Regular Sub-line Advance is requested:

                                5.1.6.1.1      The original Mortgage Note of the
owner of the mortgaged premises payable to the order of a Borrower, as obligee, endorsed by such Borrower in blank.

                                5.1.6.1.2      If the Mortgage is an FHA
Mortgage, such original Mortgage Note shall bear the endorsement of FHA, or in the event the Mortgage Note has not been endorsed, the corresponding FHA Mortgage Insurance Certificate shall have been issued or applied for (such certificate to be pledged and assigned to the Bank by a Borrower but retained by such Borrower until such time as the Bank may request possession thereof). If the Mortgage is a VA Mortgage, the corresponding VA loan guaranty certificate shall have been issued or applied for (such certificate to be pledged and assigned to the Bank by such Borrower but retained by such Borrower until such time as the Bank may request possession thereof). If the Mortgage is a Conforming Conventional Mortgage and if the loan is to have private mortgage insurance, the corresponding mortgage insurance


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

certificate shall have been issued or applied for (such certificate to be pledged and assigned to the Bank by such Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                                5.1.6.1.3      The certified, recorded copy of
the Deed of Mortgage bearing the same date as, and by its terms securing, the Mortgage Note. If the certified copy is pending recordation, then a simple copy of said deed accompanied by a letter or other form of acknowledgment acceptable to the Bank from the Notary certifying that the certified copy has been presented for recordation in the appropriate Section of the Registry of Property. The corresponding Borrower shall have in its possession (if available) a copy of the Registry of Property presentation minute duly stamped as received by the Registry of Property; provided, however, if such presentation minute is not immediately available, the corresponding Borrower shall receive such presentation minute within five (5) days following the delivery of the Mortgage Note to the Bank (such minute to be pledged and assigned to the Bank by such Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                                5.1.6.1.4      A title insurance policy shall
have been issued by a title insurance company acceptable to the Bank (the "Insurer") in form and substance acceptable to the Bank, naming the corresponding Borrower as its successors and assigns as insureds thereunder and certifying that the mortgage deed has been filed for recording as a first lien, and showing the Registry of Property presentation or recordation data. Said title insurance policy shall contain all affirmative insurance required, and only such exceptions as are permitted, by the FHA, VA or, if applicable, the investor which issued the Purchase

Commitment, if applicable, or as may otherwise be approved in writing by the Bank. In the event a title insurance policy has not been issued, the corresponding Borrower shall have obtained a commitment letter (binder) issued by the Insurer in form and substance acceptable to the Bank, and the Borrowers covenant to take all reasonable steps to have the title insurance policy issued and delivered to the corresponding Borrower within twenty (20) days from the date of the Mortgage. Such documents shall be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof.

                                5.1.6.1.5.     Copy of the hazard insurance
policy covering the mortgaged property with standard mortgage endorsement in favor of the corresponding Borrower (certificate in the case of loans covered by a master policy), both in form and substance acceptable to the Bank and, if applicable, to the financial institution which issued the Purchase Commitment, in an amount not less than the full insurable value of the mortgaged property issued by a company satisfactory to the Bank and in such form as will prevent the mortgagor, such Borrower or the Bank from becoming a co-insurer under the terms of the policy (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                                5.1.6.1.6      Schedule of Mortgage Loans to be
attached to the corresponding Advance Request.

                                5.1.6.1.7      A copy of the FHA mortgage
insurance certificate or VA loan guaranty certificate or private mortgage insurance certificate, as applicable (to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof), for each Mortgage.

                                5.1.6.1.8      Any and all other related
documents which are required by the FHA or VA or by the permanent investor committed to purchase the Mortgage Loans (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                                5.1.6.1.9      For an FHA Mortgage, the
following additional documents (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof):

                                      (a)  FHA Form 1800-5 Conditional
Commitment for Mortgage Insurance;

                                      (b)  FHA Form 2900-4 Firm Commitment;

                                      (c)  Disclosure Statement required  by the
Federal Truth-in-Lending Act;

                                      (d)  Survey or Plot Plan;

                                      (e)  Copy of the Disclosure-Settlement
Statement (Form HUD-1).

                                5.1.6.1.10     For a VA Mortgage, the following
additional documents (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such

Borrower until such time as the Bank may request possession thereof):

                                      (a)  Copy of Certificate of Reasonable
Value (VA Form No. 26-1843A or B);

                                      (b)  Survey or Plot Plan;

                                      (c)  Disclosure Statement required by
the Truth-in-Lending Act.

                                5.1.6.1.11     For a Conforming Conventional
Mortgage (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof):

                                      (a)  Copy of the commitment to issue
mortgage insurance, if applicable;

                                      (b)  Survey or Plot Plan;

                                      (c)  Disclosure Statement required by the
Truth-in-Lending Act.


                                5.1.6.1.12     For a Committed Non-Conforming
Mortgage (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof):

                           (a)  Copy of the Purchase Commitment;

                           (b)  Survey or Plot Plan;

                           (c)  Disclosure Statement required by the
Truth-in-Lending Act.

                                5.1.6.1.13     Right of Rescission Notice (such
documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                                5.1.6.1.14     Borrowers shall provide the Bank
with a copy of each Purchase Commitment, if applicable, prior to the physical delivery of the Mortgage Notes sold to the investors.

                           5.1.6.2.  In the case of the Mortgages in respect
of which a Gestation Sub-line Advance is requested, a copy of HUD Form 11706 with a detailed schedule of the corresponding Mortgage Loans attached thereto.

                           5.1.6.3.  Any and all other related documents which
are required by the permanent investor committed to purchase the Mortgage Loans, if applicable, (such documents to be pledged and assigned to the Bank by the corresponding Borrower but retained by such Borrower until such time as the Bank may request possession thereof).

                  5.1.7 CONDITIONS TO SUBSEQUENT ADVANCES. The making or issuance of all Advances after the initial Advance shall be subject to the conditions precedent set forth in Articles 5 and 6, which conditions must be complied with at the time of and for each Advance, together with an updating of the certificates and opinions referred to in Section 5.1.2, as may reasonably be required by the Bank from time to time.

                                   ARTICLE 6
                      GENERAL PROVISIONS AS TO COLLATERAL

         6.1 ELIGIBILITY OF MORTGAGES AS COLLATERAL. (a) No Mortgage shall be eligible as Collateral pursuant hereto, unless it complies with the following conditions:

                           (i) The Mortgage complies with all applicable legal requirements as to its validity and enforceability and with all other requirements set forth in this Agreement, and such Mortgage is accompanied by all other corresponding instruments and documents described in Section 5.1.4 hereof.

                           (ii)    A default has not occurred under the
         Mortgage.

                           (iii) (A) The Mortgage constitutes a valid first mortgage lien on real estate in the Commonwealth of Puerto Rico improved by a completed one-family house, townhouse or condominium apartment, and such Mortgage is in recordable form; and

                                   (B)  The entire face amount thereof shall
         have been fully disbursed by the corresponding Borrower to or for the account of the mortgagor.

                           (iv) The Mortgage by its own terms secures payment of a Mortgage Note which:

                                   (A)  has been executed by the owners of the
         mortgaged property and is payable to the order of the corresponding Borrower as obligee or has been endorsed to the order of a Borrower by the original lender;

                           (B)     is fully negotiable;

                           (C) bears interest at a rate not exceeding the maximum rate permitted for such Mortgage Note by the laws of the Commonwealth of Puerto Rico and, if applicable, the rules and regulations of the FHA; and

                           (D) has a maturity date not later than the maximum permitted at the time of closing by applicable law, rules and regulations, and in no event later than thirty (30) years from the date on which the Mortgage Note is executed.

                  (b) No Mortgage Note shall be accepted as Collateral sufficient to back an Advance pursuant to this Agreement if it has at any time prior to the pledge thereof been granted by any Borrower as security to the Bank or to any other Person under any other agreement, or if such Mortgage Note or the corresponding Mortgage is covered by any other agreement between any Borrower and the Bank. The Bank may waive this requirement at its discretion.

         6.2 RIGHTS IN COLLATERAL. No Borrower shall have any right to modify, amend or waive any material term or condition of any Mortgage, Mortgage Note or any other item of Collateral or related document without the Bank's written consent. In the absence of an Event of Default hereunder, the corresponding Borrower shall be entitled to collect and retain all regularly scheduled principal and interest payments from all Mortgage Loans included in the Collateral. After the occurrence of an Event of

Default hereunder, the Bank shall have the sole right, at the Bank's option, to enforce and collect the Mortgage Loans and other instruments and documents pledged as Collateral, and the rights under title and casualty insurance policies and other rights related to Collateral and may, in its discretion, modify, amend or otherwise vary by waiver, settlement of any claim, or otherwise, any terms or conditions of any instruments or documents delivered as Collateral or any related rights.

         6.3 ADDITIONAL COLLATERAL. The Borrowers agree to deliver to the Bank from time to time such additional Collateral as shall be necessary so that no outstanding Advance exceeds the limits established in the second paragraph of Section 3.1.

         6.4      RELEASE OF COLLATERAL AND WITHDRAWAL OF PLEDGED MORTGAGES.

                  6.4.1 RELEASED COLLATERAL. Provided that there exists no Event of Default hereunder, the Bank shall release to the corresponding Borrower the Collateral delivered with respect to a particular Advance upon full payment of the principal amount of and accrued interest on such Advance; provided, however, that in the case of Regular Sub-line Advances under the Warehousing Loan Facility that are repaid with Gestational Sub-line Advances under the Warehousing Loan Facility such Collateral shall remain pledged and assigned to the Bank as collateral until such time as the conditions set forth in 5.1.6.2 are duly complied with. In connection with each release of Collateral, Borrowers shall deliver to the Bank a computation showing compliance with the foregoing condition for the release of Collateral, in the form of an Advance Request, even if no Advance is requested (in such case, the amount requested on the Advance Request form shall be set forth as zero) and even if no Collateral is being delivered therewith (in such case, the Advance Request form shall be submitted without a Schedule of Mortgage Loans being delivered).

                  6.4.2 DEFECTIVE COLLATERAL. If at any time the Bank shall notify any Borrower that, in the sole judgment of the Bank, any Collateral delivered as security hereunder, or any instrument or document relating thereto, is unsatisfactory for the Advance hereunder, whether because of failure of the Collateral or any instrument(s) or document(s) relating thereto to conform to the requirements of this Agreement, or for any other reason, and shall demand that Borrowers withdraw said Collateral, Borrowers shall, within five (5) Business Days after such demand, (i) pay to the Bank the amount of the Advance in respect of which such Collateral was delivered as security and withdraw such Collateral and the instruments and documents relating thereto from pledge hereunder, or (ii) deliver and provide a lien on additional Collateral acceptable to the Bank.

         6.5 FORM AND SUBSTANCE SATISFACTORY TO BANK'S COUNSEL. All legal details and proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Bank's legal counsel.

         6.6      SALE TO PERMANENT BUYER; POOLING OF MORTGAGES.

                  6.6.1 At such time as any Borrower shall desire to transmit to a permanent buyer (other than FNMA or FHLMC) for sale any one or more of the Mortgages delivered as Collateral hereunder, such Borrower shall issue a written request to the Bank substantially in the form of Exhibit G hereto describing the relevant Mortgage(s) and requesting the Bank to deliver the relevant documentation to the Custodian. Within one (1) Business Day after receipt of such request, the Bank shall deliver said Mortgage(s) to the Custodian which will hold such Mortgage(s) on behalf of the Bank. Upon receipt of such documentation by the Custodian, the Custodian shall deliver to the Bank a written confirmation of receipt substantially in the form of Exhibit H hereto. Simultaneously with the confirmation of receipt by the Bank or Custodian of an amount equal to the principal amount due to the Bank from the Borrowers on the Advances secured by the Mortgages being delivered, the Custodian shall deliver the relevant Collateral to the permanent buyer. The Borrowers agree that upon such delivery by the Custodian neither the Bank nor the Custodian shall have any responsibility of any nature in the event that the Mortgages and related documents are not received by the permanent buyer thereof. At any time the Bank may, in its sole discretion, require that any payments required to be made to the Bank by the Borrowers simultaneously with the Bank's release of any Collateral be made to the Bank in immediately available funds.

                  6.6.2 (i) At such time as any Borrower shall desire to transmit to FNMA or FHLMC for cash payment any one or more of the Mortgages delivered as Collateral hereunder, such Borrower shall issue a written request to the Bank, substantially in the form of Exhibit C hereto, describing the relevant Mortgage(s) and requesting the Bank to deliver the relevant documentation to such Borrower. Within one (1) Business Day after receipt of such request, the Bank shall deliver said Mortgage(s) to such Borrower which will hold such Mortgage(s) in trust on behalf of the Bank for the sole purpose of transmitting them to FNMA or FHLMC for sale. Upon receipt of such documentation by the corresponding Borrower, such Borrower shall deliver to the Bank a written confirmation of receipt, substantially in the form of Exhibit D hereto.

                           (ii) If for any reason the corresponding payment
made by FNMA or FHLMC is (A) not received by the Bank in immediately available funds within seven calendar days from the date on which the Bank released the corresponding Collateral or (B) insufficient to pay in full the outstanding principal amount of the Advances secured by the Mortgages delivered to the Borrower, the Bank may, at its option, charge the corresponding amount to any account of any Borrower with the Bank (including, without limitation, the Account), and if sufficient funds are not then available in said account to cover such charge, the Borrowers covenant and agree that such amount shall be immediately due and payable and that they will make the corresponding payment to the Bank forthwith.

                  6.6.3 (i) At such time as any Borrower shall desire to transmit to a financial institution located in Puerto Rico for cash payment any one or more of the Mortgages delivered as Collateral hereunder, such Borrower shall issue a written request to the Bank, substantially in the form of Exhibit E hereto, describing the relevant Mortgage(s) and requesting the Bank to deliver the relevant documentation to such Borrower. Within one (1) Business Day after receipt of such request, the Bank shall deliver said Mortgage(s) to such Borrower which will hold such Mortgage(s) in trust on behalf of the Bank for the sole purpose of transmitting them for sale to a financial institution located in Puerto Rico. Upon receipt of such documentation by the corresponding Borrower, such Borrower shall deliver to the Bank a written confirmation of receipt, substantially in the form of Exhibit F hereto.

                           (ii) If for any reason the corresponding payment
made by such financial institution is (A) not received by the

Bank in immediately available funds within one business day from the date on which the Bank released the corresponding Collateral or (B) insufficient to pay in full the outstanding principal amount of the Advances secured by the Mortgages delivered to the Borrower, the Bank may, at its option, charge the corresponding amount to any account of any Borrower with the Bank (including, without limitation, the Account), and if sufficient funds are not then available in said account to cover such charge, the Borrowers covenant and agree that such amount shall be immediately due and payable and that they will make the corresponding payment to the Bank forthwith.

                  6.6.4 (i) At such time as any Borrower shall desire to transmit to a GNMA, FNMA or FHLMC custodian any one or more of the Mortgages delivered as Collateral hereunder for the purpose of forming a pool of such Mortgages, such Borrower shall issue a written request to the Bank, substantially in the form of Exhibit G hereto, listing the Mortgages to be included in the pool and requesting that the Bank deliver the relevant documentation to the Custodian, which will hold such Mortgages on behalf of the Bank. Within one (1) Business Day after receipt of such request, the Bank shall deliver said Mortgage(s) to the Custodian which will hold such Mortgage(s) on behalf of the Bank. Upon receipt of such documentation by the Custodian, the Custodian shall deliver to the Bank a written confirmation of receipt substantially in the form of Exhibit H hereto. Once the pool of Mortgages is ready to be submitted to GNMA, FNMA or FHLMC, as the case may be, the corresponding Borrower may request that the Custodian deliver the relevant documentation to the GNMA, FNMA or FHLMC custodian and, in the case of GNMA Pools, that the Bank execute and deliver HUD Form 11711A, releasing its lien on the relevant Collateral. Prior to the Custodian's release of its possession of the relevant Collateral, the corresponding Borrower shall deliver evidence to the Bank or the Custodian that it has instructed GNMA, FNMA or FHLMC, as the case may be, in writing, to deliver the corresponding mortgaged-backed security directly to the Bank as set forth below in subsections (iii) and (iv).

                           (ii) In the case of certificated securities issued
in connection with subsection (i) above, the corresponding certificate shall be delivered directly to the Bank or the Custodian on behalf of the Bank and shall be immediately endorsed in blank by the corresponding Borrower. Such certificate shall be held by the Bank or the Custodian on behalf of the Bank until its transfer as hereafter set forth in subsection 6.6.4.

                           (iii) In the case of securities issued in book-entry
form in connection with subsection (i) above, the same shall be delivered directly to the Bank's account number 086896 at the Bank (the "Collection Account") and the corresponding notations of the Bank's interest therein shall be made by the Bank. Such security shall remain in the Collection Account until its transfer as hereafter set forth in subsection 6.6.4.

                           (iv) In the case of any FNMA or FHLMC
mortgage-backed security for which no Borrower holds a Purchase Commitment, the Borrowers shall make full payment of the Advances corresponding to the Mortgages comprising the underlying mortgage pool within three (3) days after the delivery to the Bank or the Custodian on behalf of the Bank of such security.

                  6.6.5 At such time as any Borrower shall desire to transfer (whether by sale, repurchase agreement or otherwise) any one or more of the securities held as collateral hereunder, such Borrower shall issue a written request to the Bank describing the relevant securities and listing the Mortgages comprising the underlying mortgage pool. Simultaneously with the confirmation of transfer to the Bank or Custodian of an amount equal to the principal amount due to the Bank from the Borrowers on the Advances secured by the securities being delivered, the Bank or its Custodian shall deliver the relevant securities in accordance with the instructions of the corresponding Borrower.
At any time the Bank may, in its sole discretion, require that any payments required to be made to the Bank by the Borrowers simultaneously with the Bank's release of any Collateral be made to the Bank in immediately available funds.

                  6.6.6 Anything herein to the contrary notwithstanding, no Collateral transferred by the Bank to the Custodian for the purposes set forth in subsections 6.6.4 above, may be held by the Custodian for periods in excess of sixty (60) days. If any Collateral remains in the possession of the Custodian for a period in excess of sixty days, the same shall be immediately returned to the Bank by the Custodian on the sixty-first day following the day on which the Custodian received such Collateral.

                  6.6.7 The Borrowers hereby acknowledge and agree that the Bank may at any time, in its sole discretion, terminate the custodial arrangement with the Custodian, and thereafter, if the context so requires, any references herein to the Custodian shall be deemed to be a reference to the Bank. Upon such termination, the Bank agrees that it shall make available to the Borrowers (but shall not release from its physical possession) the Mortgages which from time to time the Borrowers request for the purposes set forth in subsections 6.6.1 and 6.6.4. The release of such Mortgages by the Bank upon the sale or submission thereof to a permanent buyer, GNMA, FNMA or FHLMC, as the case may be, shall continue to be effected pursuant to the terms set forth herein.

                                   ARTICLE 7
                REPRESENTATIONS AND WARRANTIES OF THE BORROWERS

         In order to induce the Bank to make the Advances, each Borrower makes the following representations and warranties to the Bank, each of which shall be deemed re-made upon submitting an Advance Request and each of which shall survive the execution and delivery of this Agreement:

         7.1 EXISTENCE AND QUALIFICATION. It is a corporation duly organized and existing and in good standing under the laws of Puerto Rico and is, and will continue to be, duly licensed or qualified in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes licensing or qualification necessary; and it has all requisite power to own its properties and to carry on its business as now conducted and carried on.

         7.2 ORGANIZATIONAL ACTIONS AND AUTHORITY. It has the power and authority to execute, deliver and carry out this Agreement, the Note and the security instruments identified in Section 4 hereof to be executed by such Borrower; and each of said documents and instruments has been duly authorized by all necessary action of such Borrower's Board of Directors (and of its stockholders, if required); and this Agreement, the Note and the said security instruments, when issued, will be valid and enforceable in accordance with their respective terms.

         7.3 NO MATERIAL LITIGATION. There are no suits or proceedings pending or, so far as the officers of the Borrowers know, threatened before any court, administrative body or governmental agency which will materially and adversely affect the financial condition of any Borrower or the legality of this Agreement.

         7.4 OTHER AGREEMENTS. It is not a party to any contract or agreement, or subject to any charter or other legal restriction of any kind which in the opinion of its Board of Directors materially and adversely affects its business properties or assets or its condition, financial or otherwise, and neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereunder, nor the compliance with the terms, conditions and provisions of this Agreement and of the Note will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the charter or by-laws of such Borrower, or of any indenture or other agreement or instrument to which such Borrower is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, upon any of the properties or assets of such Borrower, except as permitted by the provisions hereof.

         7.5 LICENSES AND OTHER RIGHTS. It possesses all patents, patent rights and licenses necessary for the conduct of its business as now, or proposed to be, conducted, without substantial known conflict with the rights of others.

         7.6 FINANCIAL STATEMENTS. The financial statements of each Borrower and the consolidated financial statements of DFC dated as of December 31, 1998 heretofore furnished to the Bank correctly set forth the financial condition of such Borrower as of such date, and the results of the operations of such Borrower for the period then ended; and there has been no material adverse change in the financial condition of such Borrower since the date of such statements.

         7.7 USE OF THE PROCEEDS OF THE ADVANCES. The proceeds of the Advances to be made by the Bank to the Borrowers hereunder shall be applied only for the purposes set forth in Article 2 hereof.

         7.8 COMPLIANCE WITH REGULATION U. Neither Borrower nor any corporation, partnership or other type of organization controlled, directly or indirectly, any Borrower presently owns any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, and neither Borrower nor any corporation, partnership or other type of organization controlled, directly or indirectly, by any Borrower will, directly or indirectly, apply any part of the proceeds of any Advance for the purchase or carrying of any "margin stock" within the meaning of said Regulation U of the Board of Governors of the Federal Reserve System or any regulations, interpretations or rulings thereunder.

         7.9 QUALIFICATIONS AS MORTGAGEE. It is an FHA approved mortgagee, servicer, originator and seller as defined in the NHA, and it is approved, qualified and/or licensed, as applicable, by the Commonwealth of Puerto Rico, FHLMC, GNMA and FNMA, is eligible to participate as an approved lender under the VA guarantee program and none of such approvals or qualifications has been suspended or is subject to any proceeding leading toward censure, probation, or suspension of such Borrower.

         7.10 TITLE TO COLLATERAL. Borrowers are the sole legal owner of all items of Collateral pledged or assigned, or to be pledged or assigned, under this Agreement, free of any liens or encumbrances of any kind.

         7.11 REPRESENTATIONS CONCERNING MORTGAGE LOANS. By the submission of each Advance Request, and each report required under Section 8.16.1 of this Agreement, such Borrower shall be deemed to have represented and warranted with respect to each Mortgage forming a part of the Collateral, as follows:

                  7.11.1 ENFORCEABILITY AND PREPAYMENT. Each Mortgage Note, each Mortgage and all other related documents have been duly executed and delivered at a closing held in compliance with all requirements of law; such documents are valid and enforceable in accordance with their terms, without defense or offset, and have not been modified or amended or any requirements thereof waived, except as may be reflected in documentation delivered to the Bank upon delivery of the Collateral; and the full amount of each Mortgage Note has been advanced in the form of cash or other good funds collected by the mortgagor or other payee and there have not been any prepayments or discount points other than as set forth on the latest Advance Request or in the latest report delivered under Section 8.16.1.

                  7.11.2 DEFAULT. No Mortgage, at the time of delivery as part of the Collateral, is delinquent in respect of payment, and each such Mortgage is free of any other breach or default and no Borrower has any notice of any event which has occurred which may, with the passage of time or the giving of notice, or both, become such a breach or default. With respect to any breach or default which has occurred after such delivery, no Mortgage which is part of the Collateral has been delinquent in payment or other performance for more than sixty (60) days. A Mortgage is delinquent if any payment is not made within thirty (30) days of its due date or if there is any other material breach or default in the terms thereof. The Borrowers shall give the Bank written notice within ten (10) days after any Mortgage held by the Bank as Collateral becomes delinquent, clearly identifying the delinquent Mortgage in such notice.

                  7.11.3 MORTGAGE LOAN TERMS. Each Conforming Conventional Mortgage complies and will comply, in all respects, with all applicable requirements for purchase under the FNMA and/or FHLMC standard form of conventional selling contract and any supplement thereto then in effect.

                  7.11.4 PRIORITY OF MORTGAGE LOANS. Each Mortgage is a first mortgage on an owner-occupied primary residence described therein located in the Commonwealth of Puerto Rico; the corresponding Borrower has obtained and delivered to the Bank evidence of title insurance (or binder therefor) from an Insurer insuring the priority of such lien in a manner satisfactory to the Bank and meeting all requirements of the applicable Purchase Commitment, if applicable, for the sale of such Mortgage; and such premises are as shown by a survey or plot plan of recent date (or a copy of the filed condominium declaration and exhibits) in such Borrower's possession.

                  7.11.5 CASUALTY INSURANCE. Such Borrower has in its possession fire and casualty policies or binders naming such Borrower and its assigns as an insured (under a standard mortgagee clause acceptable to the Bank) and insuring the premises covered by the Mortgage against fire and other casualty, together with flood hazard insurance, if required under the National Flood Insurance Program administered by the U.S. Department of Housing and Urban Development.

                  7.11.6 PREVIOUSLY PLEDGED AND REJECTED MORTGAGE LOANS. No Mortgage Loan which is part of the Collateral (i) has been previously pledged or assigned to the Bank, or, except for the purpose of forming a GNMA or similar pool, to any other lender; or (ii) is subject to any lien or encumbrance of any type; or (iii) has been previously submitted to an investor for purchase and not accepted for such purchase.

                  7.11.7 FORECLOSURE. At the time of the delivery of Collateral, no foreclosure proceedings have been instituted and are currently pending in any court with respect to said Collateral.

                  7.11.8 TYPE OF MORTGAGE LOANS. Every Mortgage Loan which is part of the Collateral shall be an FHA Mortgage, a VA Mortgage, a Conforming Conventional Mortgage or a Committed Non-Conforming Mortgage.

         7.12 REPRESENTATIONS CONCERNING PURCHASE COMMITMENTS. By the submission of each Advance Request and each report submitted under Section 8.13.1, each Borrower shall be deemed to have represented and warranted that such Borrower has Purchase Commitments for not less than one hundred percent (100%) of all Committed Mortgages assigned to the Bank in connection with such Advance Request; that such Purchase Commitments are valid and enforceable Purchase Commitments, from a financially responsible institutional purchaser not previously disapproved by the Bank, pursuant to which all Mortgage Loans delivered as Collateral under this Agreement may be delivered at the prices used in computing the collateral value of such Mortgage Loans hereunder, and that no such Purchase Commitments held by such Borrower have been assigned or pledged or any security interest therein created other than to the Bank. Such Borrower specifically represents that no Purchase Commitment held or to be held by such Borrower with respect to any Mortgage serving as Collateral contains any terms, covenants or conditions which may only be complied with, performed or satisfied by such Borrower, which are conditioned upon the financial condition or continued existence of such Borrower, or which do not specifically relate to the Mortgage Loan or security being purchased, its amount, terms, origination, yield, collateral security or underwriting. Copies of all Purchase Commitments shall be delivered to the Bank with each monthly listing of Mortgage Loan Collateral under Section 8.13.1. The Bank shall have the right to review all Purchase Commitments from time to time, and such Purchase Commitments must comply with the foregoing requirements to the Bank's reasonable satisfaction. The Bank shall notify the corresponding Borrower as promptly as practicable if it disapproves of the identity of any investor issuing a Purchase Commitment or if it disapproves of any other term or condition of any Purchase Commitment. If the Bank shall disapprove of any Purchase Commitment or the issuer thereof, such Purchase Commitment may not be utilized in computing the collateral value of any Mortgage Loans. In such event, the corresponding Borrower must replace such Purchase Commitment as soon as possible and in any event within thirty
(30) days after any such notice of disapproval. Valuation of such Mortgage Loans prior to replacement of such Purchase Commitment shall be on the basis of the market price therefor as determined in the reasonable judgment of the Bank.

                                   ARTICLE 8
                             AFFIRMATIVE COVENANTS

         Each Borrower covenants that it will, until payment in full of the Note, termination of the Commitment and satisfaction of all other liabilities hereunder:

         8.1 USE OF PROCEEDS OF LOAN. Apply the proceeds of the Advances made hereunder as set forth in Article 2 hereof.

         8.2 RECORDS. Maintain proper books of record and account in accordance with sound accounting practices in which full, true and correct entries shall be made of its dealings and business affairs, and cause such books to be audited at the end of each fiscal year by independent public accountants of recognized standing satisfactory to the Bank.

         8.3      FINANCIAL STATEMENTS.

                  8.3.1 Furnish to the Bank within forty-five (45) days after the close of each quarterly accounting period of such Borrower, quarterly balance sheets and statements of profit and loss and surplus (individually for each Borrower and consolidated for DFC), together with a certificate signed by a responsible officer of each Borrower certifying that no default has occurred under this Agreement and that no fact or circumstance exists which, with the lapse of time or the giving of notice or both, would result in an Event of Default hereunder and (ii) a certificate signed by a responsible officer of DFC setting forth calculation (including, if applicable, a calculation of the components thereof) of DFC's (A) Interest Coverage Ratio, (B) Tangible Net
Worth and (C) Adjusted Liability Ratio, all for the preceding quarter; furnish to the Bank within ninety (90) days after the end of each fiscal year of each Borrower a balance sheet and statement of profit and loss and surplus of such Borrower for such fiscal year certified by independent public accountants of recognized standing satisfactory to the Bank. Each such certificate of independent public accountants shall include a written statement of such accountants that, in making the audit necessary for the giving of such certificate, they have obtained no knowledge during the fiscal year under audit of an Event of Default specified in Section 10.1 hereof or of any condition, event or act which, with the giving of notice or the lapse of time or both, would constitute such an Event of Default, or, if in the opinion of such accountants such Event of Default has occurred or there is in existence any such condition, event or act, such statement shall specify the nature thereof, it being understood and agreed that the opinion expressed in such statement shall be deemed to cover and be confined to matters which an independent public accountant is, by virtue of his profession, authorized and qualified to review and pass upon and not to express any opinion on matters of law or legal conclusions.

                  8.3.2 Furnish to the Bank, simultaneously with the filing or delivery thereof, copies of all reports required to be filed by DFC with the Securities and Exchange Commission or delivered to its stockholders, including, without limitation, copies of its annual report to stockholders, and of its annual report in Form 10-K and its quarterly report in Form 10-Q of the Securities and Exchange Commission.

         8.4 ACCESS AND ANNUAL AUDIT. At any reasonable time and from time to time upon reasonable notice, permit the Bank or any of its agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrowers and any of their Subsidiaries, and to discuss the affairs, finances and accounts of the Borrowers and any of their Subsidiaries with any of their respective officers. At any reasonable time and from time to time upon reasonable notice, the Borrowers shall permit the Bank or any of its agents or representatives to conduct an annual audit of all of the Collateral. All reasonable costs and expenses related to such audit shall be paid by the Borrowers on demand.

         8.5 CONTINUANCE OF BUSINESS; RIGHTS, PRIVILEGES AND FRANCHISES. Maintain, preserve and renew all rights, powers, privileges and franchises possessed by it insofar as in the bona fide opinion of the Board of Directors of each Borrower the failure to maintain, preserve or renew such rights, privileges and franchises could cause a Material Adverse Effect.

         8.6 PAYMENT OF TAXES. Pay and discharge all taxes, assessments and governmental charges upon the Borrowers or against their properties prior to the date on which penalties accrue, except to the extent that the same may be contested by the Borrowers in good faith by appropriate proceedings or except the failure to pay and discharge such taxes, assessments and governmental charges which could not cause a Material Adverse Effect.

         8.7 PROPERTIES. Maintain, preserve and keep all of its properties in proper repair, working order and condition and make, or cause to be made, all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements, so that the efficiency of all such properties shall at all times be properly preserved and maintained, provided that nothing herein contained shall be construed as to require any such substitution or addition which the Boards of Directors of the Borrowers believe in good faith shall not be in the best interest of the Borrowers.

         8.8 INSURANCE. Keep all insurable property, real and personal, owned by each Borrower insured at all times by policies of fire, extended coverage and earthquake insurance in amounts not less than that which would be carried by an ordinarily prudent businessman engaged in a business similar to that of such Borrower.

         8.9 INTEREST COVERAGE RATIO. Maintain at all times an Interest Coverage Ratio for DFC (on a non-consolidated basis) of not less than 1.20 to
1.00. The term "Interest Coverage Ratio" shall mean the ratio of (i) EBITDA to
(ii) interest expense.

         8.10 TANGIBLE NET WORTH. Maintain at all times a Tangible Net Worth of not less than TWO HUNDRED EIGHTY MILLION DOLLARS ($280,000,000).

         8.11 ADJUSTED LIABILITY RATIO. Maintain at all times an Adjusted Liability Ratio of not more than 3.0 to 1.0. The term "Adjusted Liability Ratio" shall mean the ratio of (i) total liabilities of DFC (on a non-consolidated basis) other than liabilities under repurchase agreements to
(ii) Tangible Net Worth.

         8.12     REPORTS.

                  8.12.1 Furnish to the Bank, on a monthly basis, a report containing a list of all Mortgage Loans held as Collateral under this Agreement and describing all Purchase Commitments, if applicable, pursuant to which such Mortgage Loans are to be sold (including the investors and the delivery or expiration dates of such Purchase Commitments and their yield requirements) and, if applicable, indicating that all Mortgage Loans held as Collateral comply with the representations contained in Section 7.3 of this Agreement with respect to the existence of Purchase Commitments for the sale of such Mortgage Loans. Borrowers shall also furnish to the Bank a monthly statement listing all positions taken by Borrowers in the futures market during the preceding month. The monthly listings of Mortgage Loans and Purchase Commitments shall be made as of the close of business of the last day of the month, and shall be postmarked not later than seven (7) calendar days thereafter.

                  8.12.2 Furnish to the Bank, from time to time, at the request of the Bank, a report listing all indebtedness to other financial institutions incurred during the preceding quarter and, at the Bank's request, a detailed description of the collateral for such indebtedness.

                  8.12.3 Furnish to the Bank, promptly after obtaining knowledge thereof, a report describing any litigation or threatened litigation against any Borrower which could reasonably be expected to have a material adverse effect on the assets, properties, operations, performance or condition (financial or otherwise) of any Borrower. Among the information to be included in such reports is the identity of the plaintiff, a summary of the claim or claims and the relief requested.

                  8.12.4 Furnish to the Bank, on a quarterly basis, a report describing any delinquency in respect of any Mortgage constituting Collateral hereunder, substantially in the form of, and containing the information shown in, Exhibit I hereto.

         8.12.5 In addition to the information required to be submitted pursuant to subsections 8.13.1, 8.13.2, 8.13.3 and 8.13.4, the Borrowers will supply such other information as may be reasonably requested by the Bank from time to time.

         8.13 MAINTENANCE AND SERVICING OF COLLATERAL. Replace any Collateral which does not at all times conform to the applicable representations and warranties contained herein; revalue on a monthly basis Borrowers' inventory of Mortgage Loans which are pledged as Collateral hereunder, and provide additional Collateral as necessary to maintain the Collateral at a value equal to or greater than the value necessary to comply with the corresponding Disbursement Percentages set forth in Sections 3.1 and
3.3 hereof; furnish to the Bank any documentation relating to any Mortgage Loan; maintain a complete file, including amortization schedule, of each Mortgage Loan pledged as Collateral; as an independent contractor and at no cost to the Bank, service all Mortgage Loans pledged as Collateral in accordance with the standard requirements of the issuers of the Mortgage Loan Purchase Commitments; and hold all escrow funds collected in trust, without commingling with non-escrow funds, and apply such funds for the purposes for which they were collected. At the Bank's request, after an Event of Default has occurred and is continuing, Borrowers shall turn over all such escrow funds (in trust nevertheless for such purposes) to or as directed by the Bank.

         8.14 MANAGEMENT. Deliver to the Bank thirty (30) prior written notice of any proposed change in the persons occupying the positions of Chief Executive Officer, President, Treasurer or

Chief Financial Officer, except for voluntary retirements or retirements in accordance with any legal policy any Borrower may have in respect of mandatory retirement age.

         8.15 CONTINUED FHA APPROVAL. Continue to be an FHA approved mortgagee.

         8.16 MAINTAIN MORTGAGES. Except with the prior written consent of the Bank, which shall not be unreasonably denied or delayed, not consent or agree to:

                  (a) any modification or amendment of any Mortgage delivered as Collateral pursuant hereto,

                  (b) any agreement for the extension of the term of any such Mortgage, or

                  (c) any waiver or release of any obligation of the mortgagor under any such Mortgage or the release of any security therefor.

         8.17 MAINTAIN FHA INSURANCE. Not do, or not fail to do, or not permit to be done, anything which would operate to impair or invalidate the FHA insurance of any Mortgage delivered as Collateral hereunder.

         8.18 COMPLIANCE WITH LAWS, ETC. Comply with all applicable laws, rules, regulations and orders (including, without limitation, all Federal Reserve rules, regulations and orders applicable to DFC) to the extent that failure to comply could result in a Material Adverse Effect.

         8.19 VERIFICATION OF INFORMATION. Permit the Bank to conduct such investigations as the Bank deems necessary for the purpose of verifying the accuracy of all information submitted to the Bank from time to time pursuant to the terms hereof.

         8.20 COMPENSATION. Promptly notify the Bank of any material change in the compensation packages of any of their directors or their Chief Executive Officer, President, Treasurer or Chief Financial Officer.

         8.21 CORPORATE STATUS; GOING CONCERN. Maintain its status as a corporation in good standing under the laws of the Commonwealth of Puerto Rico and take all action to ensure that such Borrower remains a going concern.

         8.22 INVESTMENTS. Promptly notify the Bank of the purchase or other acquisition of any stock or interest in any corporation, partnership or other entity.


                                   ARTICLE 9
                               NEGATIVE COVENANTS

         Each Borrower covenants that it will not, without the prior written consent of the Bank, which shall not be unreasonably denied or delayed, until full payment of the Note, termination of the Commitment and satisfaction of all other obligations of the Borrowers hereunder:

         9.1 DIVIDENDS. Declare or pay any dividend (unless payable in capital stock of such Borrower) or authorize or make any other distribution on any shares of capital stock of such Borrower, whether now or hereafter outstanding (hereafter a "Restricted

Payment") unless (i) at the time of and after giving effect to the proposed Restricted Payment, no Event of Default, or event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and (ii) at the time of and after giving effect to the proposed Restricted Payment, the aggregate amount of all Restricted Payments made during any fiscal year shall not exceed 50% of the aggregate consolidated net income of DFC and its subsidiaries for the fiscal year preceding the year of the Restricted Payment.

         9.2 GUARANTIES. Assume, guarantee, endorse or otherwise be or become liable upon the obligations of any person, firm or corporation, except by the endorsement of negotiable instruments for deposit or collection or other financial transactions in the ordinary course of business, including, without limitation, the issuance by DFC of guaranties of the obligations of its subsidiaries and affiliates.

         9.3 SECURITIES TRADING. Engage in the trading of GNMA or other securities outside the normal scope of its mortgage banking business as now conducted or as may be conducted in the future in a manner consistent with prudent business practices.

         9.4 SALE OF ASSETS, ETC. Sell, lease, transfer or otherwise dispose of any asset, except in the ordinary course of business if any such sale, lease, transfer or other disposition could result in a Material Adverse Effect.

         9.5 LIQUIDATION, MERGER OR CONSOLIDATION. Consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its property to any Person, or permit any Person to consolidate with or merge into either Borrower or any of its subsidiaries and affiliates or convey, transfer or lease all or substantially all of its property to either Borrower, unless:

                  (a) in case either Borrower shall consolidate with or merge into another Person or convey, transfer or lease all or substantially all of its property to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the property of any Borrower shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof, the Commonwealth of Puerto Rico or the District of Columbia and shall expressly assume, by an agreement, in form satisfactory to the Bank, all of the Obligations;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing;

                  (c) immediately after giving effect to such transaction, DFC or such surviving entity shall have a Tangible Net Worth equal to or greater than the Tangible Net Worth of DFC immediately prior to such transaction.

         At any time after any such permitted merger, consolidation or sale of substantially all assets the Bank may, by notice to the Borrowers or the surviving entity, terminate the Commitment.

         9.6 ENGAGE IN OTHER ACTIVITIES. In the case of DFC, engage in any activity which is not permitted under the U.S. Bank

Holding Company Act of 1956, as amended, the regulations issued thereunder and any successor statute or regulation.


                                   ARTICLE 10
                               EVENTS OF DEFAULT

         10.1 EVENTS OF DEFAULT. Each of the following events shall be deemed an "Event of Default" hereunder:

                  10.1.1 DEFAULT IN REPRESENTATIONS AND WARRANTIES. Any representation or warranty herein made by any Borrower, or any certificate or statement furnished pursuant to the provisions of this Agreement by any Borrower or by any other person shall prove to be false or misleading in any material respect, as of the time made.

                  10.1.2 DEFAULT IN AFFIRMATIVE OR NEGATIVE COVENANTS. Any Borrower shall default in the performance of any covenant contained in Articles 8 or 9 hereof and any such default is not cured within ten (10) days after the Bank sends to the Borrower notice of the occurrence thereof.

                  10.1.3 DEFAULT IN OTHER PERFORMANCE. Any Borrower shall default in the performance of any other covenant, condition or provision hereof, or in the performance of any other obligation which may exist between such Borrower and the Bank, whether now existing, or arising in the future.

                  10.1.4 DEFAULT IN PAYMENT. Any Borrower shall default in the payment of principal or interest on the Note when due.

                  10.1.5 DEFAULT IN OTHER AGREEMENTS. Any Borrower shall default in the payment of principal or interest on any other obligation for borrowed money in excess of $1,000,000 beyond any period of grace provided with respect thereto, or in the performance or observance of any other agreement, term or condition contained therein, or in any agreement or indenture under which such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity.

                  10.1.6 DEFAULT UNDER THE SECURITY AGREEMENT. Any Borrower shall default in its obligations under the Security Agreement or any other security instrument delivered to the Bank pursuant to Article 4 hereof.

                  10.1.7 BANKRUPTCY OR INSOLVENCY. Any Borrower shall become insolvent or unable to pay its debts as they mature, or shall file a voluntary petition in bankruptcy, or a voluntary petition seeking reorganization, or to effect a plan or other arrangement with creditors, or shall file an answer consenting to, or take any other action indicating acquiescence in, an involuntary petition pursuant to, or purporting to be pursuant to, any bankruptcy, reorganization or insolvency law of any jurisdiction, or shall be adjudged a bankrupt or insolvent by any court of competent jurisdiction, or shall make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its assets, or shall apply for, or consent to the appointment of any receiver or trustee for it or for a substantial part of its property.

                  10.1.8 ENTRY OF ORDER IN BANKRUPTCY OR REORGANIZATION; PLAN OF ARRANGEMENT WITH CREDITORS; APPOINTMENT OF RECEIVER. An order shall be entered and shall not be dismissed or stayed within sixty (60) days from its entry pursuant to, or purporting to be pursuant to, any bankruptcy, reorganization or insolvency law of any jurisdiction, approving an involuntary petition, seeking reorganization, or to affect a plan or other arrangement with creditors of any Borrower, or appointing any receiver or trustee for any Borrower or for a substantial part of the property of any Borrower.

                  10.1.9 MATERIAL ADVERSE CHANGE. There shall have occurred a condition or change of circumstance which has or could reasonably be expected to have a Material Adverse Effect.

         10.2     REMEDIES.

                  10.2.1 Upon the happening of any Event of Default under Sections 10.1.1, 10.1.2, 10.1.3, 10.1.4, 10.1.5, 10.1.6, and 10.1.9, if such default shall not have been remedied, the Bank shall be entitled, by written notice to the Borrowers, to declare the Note, all interest thereon and all other amounts payable under the Note and this Agreement and all other obligations of the Borrowers with the Bank to be forthwith due and payable, and the same shall thereupon become due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived and the Bank may, by notice to the Borrowers, declare the obligation of the Bank to make Advances to be terminated, whereupon the same shall forthwith terminate.

                  10.2.2   If any Event of Default under Sections 10.1.7 and
10.1.8 shall occur, then the Note, all interest thereon and all other amounts payable under the Note and this Agreement and all other obligations of the Borrowers with the Bank shall become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and the obligation of the Bank to make Advances shall be terminated, whereupon the same shall forthwith terminate.

         10.3 LOSSES. In the event that the Bank suffers any loss or expense as a result of the acceleration of the Note as aforesaid because of the occurrence of an Event of Default, the Borrowers shall, upon demand by the Bank, pay to the Bank additional amounts sufficient to indemnify the Bank against such loss or expense. A certificate as to the amount of such loss or expense submitted to the Borrowers by the Bank shall constitute prima facie evidence of the amount of such increased cost.

         10.4 SALE OF COLLATERAL. Upon the occurrence of any such Event of Default, or at any time thereafter, full power and authority are hereby given to the Bank to sell, assign and deliver all of the Collateral delivered to the Bank in accordance with the terms hereof, and to exercise all other rights and remedies to which it may be entitled with respect thereto pursuant to the applicable laws of the Commonwealth of Puerto Rico. Anything herein to the contrary notwithstanding, at any such sale, the Bank may itself purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Borrowers, all such rights being hereby expressly waived and released by the Borrowers. In the event of any such sale or other disposition of any of the Collateral delivered in accordance with the terms hereof, after deducting all costs and expenses of any kind for care, safekeeping, collection, sale, delivery or otherwise, the Bank may apply the residue of the proceeds of the sale or other disposition thereof to the payment or reduction, either in whole or in part, of the amounts owing under the Note and/or any other one or more obligations or liabilities of the Borrowers with the Bank, whether then due or not due, making proper allowance for interest on obligations or liabilities not then due, and returning the surplus, if any, to the Borrowers, all without prejudice to the rights of the Bank as against the Borrowers with respect to any and all amounts which may be or remain unpaid. No delay on the part of the Bank in exercising any rights or options hereunder shall prejudice the rights of the Bank as against the Borrowers.


                                   ARTICLE 11
                                    GUARANTY

         11.1 GUARANTY. Each Borrower hereby unconditionally guarantees jointly and severally (solidariamente) with the other Borrower the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Obligations of the other Borrower, including all obligations of the other Borrower now or hereafter existing under this Agreement and the Note whether for principal, interest, fees, expenses or otherwise and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Bank in enforcing any rights under this Article 11. The guaranty provided by each Borrower under this Article 11 is referred to as the "Guaranty".

         11.2 GUARANTY ABSOLUTE. Each Borrower guarantees that the Obligations of the other Borrower will be paid strictly in accordance with the terms of this Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. The liability of each Borrower under its Guaranty shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of this Agreement, the Note or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document; or
(iii) any exchange, release or non-perfection of any collateral delivered, or purported to be delivered, to the Bank pursuant to any Loan Document, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations.

The Guaranty of each Borrower hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy or reorganization of the other Borrower or otherwise, all as though such payment had not been made.

         11.3 WAIVER. Each Borrower hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and its Guaranty and any requirement that the Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the other Borrower or any other person or entity or any collateral delivered, or purported to be delivered, to the Bank under the Loan Documents.

         11.4 SUBROGATION. No Borrower will exercise any rights which it may acquire by way of subrogation under its Guaranty, by any payment made hereunder or otherwise, until all the Obligations shall have been paid in full. If any amount shall be paid to such Borrower on account of such subrogation rights at any time when all the Obligations of the Other Borrower shall not have been paid in full, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

         11.5 CONTINUING GUARANTY. The Guaranty provided by each Borrower hereunder is a continuing guaranty and shall remain in full force and effect until payment in full of the Obligations and all other amounts payable under such Guaranty, be binding upon each Borrower, its successors and assigns, and inure to the benefit of and be enforceable by the Bank and its successors, transferees and assigns. Without limiting the generality of the foregoing clause, the Bank may assign or otherwise transfer the Note or other Obligations and participations therein to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the Bank herein or otherwise.


                                   ARTICLE 12
                                 MISCELLANEOUS

         12.1 AMENDMENTS, ETC. No amendment or waiver of any provision of any Loan Document, nor consent to any departure by any loan party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12.2 NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         12.3 RIGHTS CUMULATIVE. The rights and remedies of the Bank hereunder are cumulative and not exclusive of any right or remedy which it would otherwise have.

         12.4 RIGHT OF SET-OFF. Nothing in this Agreement shall be deemed to constitute a waiver or prohibition of either the Bank's right of banker's lien or set-off.

         12.5 NOTICES. (a) Except as provided in paragraph (c) below, all notices, requests, consents and other communications required or permitted under this Agreement and the other Loan Documents shall be in writing and shall be (as elected by the person giving the notice) hand delivered by messenger or courier service, sent by telecopier, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

                  If to the Borrowers:

                  1159 Roosevelt Ave.
                  San Juan, PR 00920

                  Attention: Mr. Mario S. Levis

                  Telecopier:  (787) 756-1780

                  If to the Bank:

                  PO Box 71301
                  San Juan, Puerto Rico 00936-8301

                  Attention:   Ms. Elena Manrara
                               Financial Institutions

                  Telecopier:  (787) 766-1434 or
                               (787) 766-1116

                  (b) Each such notice shall be deemed delivered (i) on the date delivered, receipt acknowledged, if by personal delivery, (ii) on the date of transmission with confirmed receipt if by telecopier, or (iii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

                  (c) Except as otherwise provided in Article 6 hereof, all items of Collateral required to be delivered to the Bank hereunder or under the other Loan Documents shall be physically delivered at 252 Ponce de Leon Avenue, 2nd Floor, Hato Rey, Puerto Rico, Attention: Financial Institutions - Doral Warehouse.

                  (d) By giving to the other party at least fifteen (15) days written notice thereof, such party and its successors and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

         12.6     COSTS, EXPENSES AND  TAXES; INDEMNIFICATION.

                  (a) The Borrowers shall reimburse the Bank for all of the Bank's reasonable expenses incurred in connection with the development, preparation, execution, delivery, modification, regular review and administration of this Agreement and all other Loan Documents, including searches, filings, filing fees and taxes and the reasonable fees and disbursements of the Bank's attorneys, and all costs and expenses incurred by the Bank (including attorneys' fees and disbursements) to: (i) commence, defend or intervene in any court proceeding; (ii) file a petition, complaint, answer, motion or other pleadings, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Collateral or this Agreement or any Loan Document; (iii) protect, collect, lease, sell, take possession of, or liquidate any of the

Collateral; (iv) attempt to enforce any security interest in any of the Collateral or to seek any advice with respect to such enforcement; and (v) enforce any of the Bank's rights to collect any of the obligations of the Borrowers under this Agreement, the Note or any other Loan Document. The Borrowers also agree to pay, and to save harmless the Bank from any delay in paying, any documentary stamp and other taxes, fees or assessments, if any, that may be payable in connection with the execution and delivery of this Agreement, the Note or any of the other Loan Documents, or the recording of any thereof, or in any modification hereof or thereof. Additionally, the Borrowers shall pay to the Bank on demand, any and all fees, costs and expenses that the Bank pays to a bank or other similar institution arising out of or in connection with (A) the forwarding to any Borrower, or any other person on any Borrower's behalf, by the Bank of proceeds of Advances made by the Bank to the Borrowers pursuant to this Agreement and (B) the depositing for collection by the Bank of any check or item of payment received and/or delivered to the Bank on account of the obligations of the Borrowers under this Agreement, the Note or any other Loan Document.

                  (b) The Borrowers agree to indemnify the Bank and its directors, officers, stockholders and employees, and hold the Bank and its directors, officers, stockholders and employees harmless from and against any and all claims, damages, liabilities and out-of-pocket expenses (including without limitation, all reasonable fees and disbursements of counsel with whom the Bank, or its directors, officers, stockholders and employees, may consult in connection therewith and all reasonable attorney's fees and expenses of litigation or preparation therefor) which the Bank, its directors, officers, stockholders and employees, may incur or which may be asserted against it or any of them in connection with any litigation or investigation involving any

Borrower or any officer, director, stockholder or employee thereof, other than litigation commenced by any Borrower against the Bank that (i) arises hereunder, and (ii) is determined adversely to the Bank.

         12.7 RIGHT OF SET-OFF. Upon (a) the occurrence and during the continuance of any Event of Default, or (b) the Bank's declaring the Note due and payable, the Bank is hereby authorized at any time and from time to time, without notice to the Borrowers (any such notice being expressly waived by the Borrowers), to set off and apply any and all deposits (general or special, time or demand, provisional or final, matured or unmatured) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrowers against any and all of the obligations of the Borrowers now or hereafter existing with the Bank irrespective of whether or not the Bank shall have made any demand therefor and although such obligations may be unmatured. The Bank agrees promptly to notify the Borrowers after any such set-off and application made by the Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off and rights under the security instruments delivered hereunder) that the Bank may have.

         12.8 BINDING EFFECT; GOVERNING LAW. This Agreement shall become effective when it shall have been executed by the Borrowers and the Bank and thereafter shall be binding upon and inure to the benefit of the Borrowers and the Bank and their respective successors and assigns, except that the Borrowers shall not have the right to assign its rights hereunder or any interest herein. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the Commonwealth of Puerto Rico.

         12.9     ASSIGNMENTS AND PARTICIPATIONS.

                  12.9.1 The Bank may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of Commitment, the Advances owing to it, the Note held by it and the remaining Loan Documents).

                  12.9.2 The Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note and the other Loan Documents);

                  12.9.3 The Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to the Bank by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrowers received by it from the Bank.

                  12.9.4 The Borrowers agree to execute all such documents as the Bank may reasonably request in order to effectuate the rights granted to it pursuant to this Section 12.9; provided, however, that all costs and expenses related thereto shall be borne by the Bank.

         12.10 SEVERABILITY OF PROVISIONS. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         12.11 SURVIVAL OF COVENANTS. All covenants, agreements, representations and warranties made by the Borrowers in this Agreement or in any other Loan Document or any instrument, document or certificate delivered pursuant hereto shall be deemed to have been material and relied on by the Bank, notwithstanding any investigation made by the Bank, and shall survive the execution and delivery of this Agreement and of such instrument, document or certificate until repayment of all amounts due hereunder and under the Note.

         12.12 APPLICATION OF PAYMENTS. The Bank shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the obligations of the Borrowers; provided, however, that such payments shall be applied in such order as is provided in this Agreement. To the extent that any Borrower makes a payment or payments to the Bank or the Bank receives any payment or proceeds of the Collateral for Borrowers' benefit, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any state, Commonwealth or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the obligations of the Borrowers or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Bank.

         12.13 ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles.

         12.14 JOINT AND SEVERAL OBLIGATIONS. The obligations of the Borrowers under this Agreement, the Note and the other Loan Documents shall be joint and several ("solidarias").

         12.15 WAIVER OF JURY TRIAL. THE BORROWERS AND THE BANK HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOAN OR THE ACTIONS OF THE BANK IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DORAL FINANCIAL CORPORATION              CITIBANK, N.A.


By: /s/ Mario S. Levis                   By: /s/ Elena Manrara
   ------------------------                 --------------------------
        Mario S. Levis                            Elena Manrara
   Executive Vice President                       Vice President
        and Treasurer

DORAL MORTGAGE CORPORATION


By: /s/ Mario S. Levis
   ------------------------
        Mario S. Levis
   Executive Vice President


Affidavit No. -7287-
              ------

         Acknowledged and subscribed before me in San Juan, Puerto Rico, this 29th day of April, 1999, by the following persons, who are personally known to me: Mario S. Levis, of legal age, married, executive and resident of San Juan, Puerto Rico as Executive Vice President and Treasurer of Doral Financial Corporation and as Executive Vice President of Doral Mortgage Corporation and Elena Manrara, of legal age, married, executive and resident of San Juan, Puerto Rico, in her capacity as Vice President of Citibank, N.A.

                                                  /s/ Silvestre Miranda
                                               -------------------------------
                                                        Notary Public

                                                                      EXHIBIT A

                                PROMISSORY NOTE



$50,000,000.00                                            San Juan, Puerto Rico
                                                                 April 29, 1999



         FOR VALUE RECEIVED, the undersigned promise to pay to the order of Citibank, N.A. (the "Bank") at its office at 252 Ponce de Leon Avenue, Hato Rey, San Juan, Puerto Rico, the sum of FIFTY MILLION DOLLARS ($50,000,000) or, if less, the aggregate unpaid principal amount of all advances that have been made by the Bank to the undersigned hereunder and are outstanding on the date this Note is presented for payment by the Bank to the undersigned. Advances under this Note shall be payable on demand.

         The unpaid balance of principal of each advance hereunder shall bear interest from the date thereof until full payment thereof, at such interest rates as are specified in the Loan Agreement referred to below. Interest due on this Note shall be payable monthly in arrears on the first day of each month.

         All advances made by the Bank to the undersigned pursuant hereto, and all payments made on account of principal hereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid that appears attached hereto.

         This Note has been issued pursuant to, and is entitled to the guaranties, benefits and security provided for by, a Warehousing Loan Agreement dated as of the date hereof (as the same may be amended, the "Loan Agreement"), among Citibank, N.A. and the undersigned. This Note is subject to prepayment and acceleration, all as provided in the Loan Agreement.

         The undersigned hereby agrees to pay an additional sum equal to ten percent (10%) of the unpaid principal hereof as a liquidated and agreed amount without necessity of further liquidation or approval by the court to cover costs and expenses, including attorneys' fees and expenses, incurred by the holder of this Note in the event that the holder shall take recourse of judicial proceedings for the collection of any amount due hereunder and such sum shall be due and payable immediately upon the filing of any such proceedings.

         The undersigned hereby waives presentment, protest, demand and notice of non-payment.

         EXECUTED at San Juan, Puerto Rico, on the date first set forth above.

DORAL FINANCIAL CORPORATION             DORAL MORTGAGE CORPORATION



By:                                     By:
   ------------------------                --------------------------
        Mario S. Levis                           Mario S. Levis
   Executive Vice President                 Executive Vice President
        and Treasurer



Affidavit No.
             ---------

         Acknowledged and subscribed before me in San Juan, Puerto Rico, this 29th day of April, 1999, by the following person, who is personally known to me: Mario S. Levis, of legal age, married, executive and resident of San Juan, Puerto Rico as Executive Vice President and Treasurer of Doral Financial Corporation and as Executive Vice President of Doral Mortgage Corporation.



                                      -----------------------------
                                              Notary Public


                       ADVANCES AND PAYMENT OF PRINCIPAL


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                                                                    Amount
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                                 Amount of        Maturity       Paid or Pre-        Principal         Notation
    Date          Borrower        Advance           Date             Paid             Balance           Made by
    -----------------------------------------------------------------------------------------------------------
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    -----------------------------------------------------------------------------------------------------------

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

                                                                      EXHIBIT B



                              REQUEST FOR ADVANCE

                                                                         , 199
                                                    ---------------------     -


Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re:  Advance No.
                                   -----------------
                       Mortgagor:
                                   -----------------

Gentlemen:

         We hereby apply for an advance of $_____________ to be made under the terms and conditions of the Warehousing Loan Agreement dated ____________, 1999 executed by and among Citibank, N.A., ____________ and the undersigned, as the same may be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         We hereby certify that there exists no default in the observance or performance by us of any of the terms, conditions or agreements set forth in the Loan Agreement, the other Loan Documents or any other agreement to which you are a party or in which, to our knowledge, you have an interest.

         We enclose the Schedule of Loans and the documents to be retained by you, in pledge, until the Advance represented by each mortgage is repaid.

         In the case of individual mortgages, we enclose the documents required by Article 5 of the Loan Agreement and hereby represent and warrant that the documents set forth in Article 5 which are not required to be delivered to the Bank at this time are in our possession in trust for the benefit of the Bank. All such documents referred to in Article 5 of the Loan Agreement related to the mortgages for which the Advance is requested, are hereby pledged and assigned to you pursuant to the terms of the Security Agreement, Pledge and Assignment dated __________, 1999, executed by the undersigned in favor of Citibank, N.A.

         These documents constitute the Collateral until the corresponding Advance, and all accrued interest thereon, is paid in full, or as otherwise provided in the Loan Agreement.

         We hereby certify that we have applied to FHA or VA, FHA mortgage insurance or VA guaranty as the case may be, for each FHA and VA Mortgage delivered hereunder.

         The Bank may, at its sole discretion, require that all documents retained by the undersigned in accordance with Article 5 of the Loan Agreement be immediately delivered to the Bank.

                                                     Very truly yours,

                                                     [NAME OF BORROWER]



                                            By:
                                                 ------------------------------


Receipt of the documents herein
specified is hereby acknowledged,
this ____ day of ____________, 199_

       CITIBANK, N.A.



By:
   --------------------------------

                                                                      EXHIBIT C


                 REQUEST FOR DELIVERY OF MORTGAGES TO BORROWER
                            (Sale to FNMA or FHLMC)

                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         Reference is made to the Warehousing Loan Agreement dated __________, 1999 by and among Citibank, N.A., _____________ and the above referenced borrowers (as the same may hereafter be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         We hereby certify that there exists no default in the observance or performance by us of any term condition or agreement set forth in the Loan Agreement or any other Loan Document.

         We hereby request that you deliver to the undersigned, to hold in trust on your behalf, subject to the Bank's security interest, in accordance with Section 6.6 of the Loan Agreement, all documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof. Such Mortgages shall be held by the Borrower for the sole purpose of transmitting them to FNMA or FHLMC for sale.

                               Very truly yours,

                               [NAME OF BORROWER]


                               By:
                                   -----------------------------
                               Title:

                                                                      EXHIBIT D


               CONFIRMATION OF RECEIPT OF MORTGAGE DOCUMENTATION
                            (Sale to FNMA or FHLMC)
                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         We hereby acknowledge receipt of the documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof pursuant to the Warehousing Loan Agreement dated __________, 1999 by and among Citibank, N.A., _____________ and the above referenced borrowers (as the same may hereafter be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         All such documents shall be held by the undersigned to hold in trust on your behalf, subject to the Bank's security interest, in accordance with
Section 6.6 of the Loan Agreement. Such Mortgages shall be held by the Borrower for the sole purpose of transmitting them to FNMA or FHLMC for sale. If for any reason the corresponding payment made by FNMA or FHLMC is (A) not received by the Bank in immediately available funds within seven calendar days from the date on which the Bank released the corresponding Collateral or (B) insufficient to pay in full the outstanding principal amount of the Advances secured by the Mortgages delivered to the Borrowers, the Bank may, at its option, charge the corresponding amount to any account of any Borrower with the Bank (including, without limitation, the Account), and if sufficient funds are not then available in said account to cover such charge, the Borrowers covenant and agree that such amount shall be immediately due and payable and that they will make the corresponding payment to the Bank forthwith.


                                     Very truly yours,



                                     By:
                                         -----------------------------
                                     Title:

                                                                      EXHIBIT E


                 REQUEST FOR DELIVERY OF MORTGAGES TO BORROWER
                         (Sale to Puerto Rico Investor)

                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         Reference is made to the Warehousing Loan Agreement dated __________, 1999 by and among Citibank, N.A., _____________ and the above referenced borrowers (as the same may hereafter be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         We hereby certify that there exists no default in the observance or performance by us of any term condition or agreement set forth in the Loan Agreement or any other Loan Document.

         We hereby request that you deliver to the undersigned, to hold in trust on your behalf, subject to the Bank's security interest, in accordance with Section 6.6 of the Loan Agreement, all documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof. Such Mortgages shall be held by the Borrower for the sole purpose of transmitting them for sale to a financial institution located in Puerto Rico.

                                     Very truly yours,

                                     [NAME OF BORROWER]


                                     By:
                                         -----------------------------
                                     Title:

                                                                      EXHIBIT F

               CONFIRMATION OF RECEIPT OF MORTGAGE DOCUMENTATION
                         (Sale to Puerto Rico Investor)
                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         We hereby acknowledge receipt of the documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof pursuant to the Warehousing Loan Agreement dated __________, 1999 by and among Citibank, N.A., _____________ and the above referenced borrowers (as the same may hereafter be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         All such documents shall be held by the undersigned to hold in trust on your behalf, subject to the Bank's security interest, in accordance with
Section 6.6 of the Loan Agreement. Such Mortgages shall be held by the Borrower for the sole purpose of transmitting them for sale to a Financial Institution located in Puerto Rico. If for any reason the corresponding payment made by such financial institution is (A) not received by the Bank in immediately available funds within one business day from the date on which the Bank released the corresponding Collateral or (B) insufficient to pay in full the outstanding principal amount of the Advances secured by the Mortgages delivered to the Borrowers, the Bank may, at its option, charge the corresponding amount to any account of any Borrower with the Bank (including, without limitation, the Account), and if sufficient funds are not then available in said account to cover such charge, the Borrowers covenant and agree that such amount shall be immediately due and payable and that they will make the corresponding payment to the Bank forthwith.


                                     Very truly yours,



                                     By:
                                         -----------------------------
                                     Title:

                                                                      EXHIBIT G


                 REQUEST FOR DELIVERY OF MORTGAGES TO CUSTODIAN

                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         Reference is made to the Warehousing Loan Agreement dated __________, 1999 by and among Citibank, N.A., _____________ and the above referenced borrowers (as the same may hereafter be amended or modified from time to time, the "Loan Agreement"; all capitalized terms used herein that are not otherwise defined shall have the meanings set forth in the Loan Agreement).

         We hereby certify that there exists no default in the observance or performance by us of any term condition or agreement set forth in the Loan Agreement or any other Loan Document.

         We hereby request that you deliver to the Custodian, to hold on your behalf, in accordance with Section 6.6 of the Loan Agreement, all documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof. Such Mortgages shall be held by the Custodian until such time as the same




                                     Very truly yours,

                                     [NAME OF BORROWER]


                                     By:
                                         -----------------------------
                                     Title:

                                                                      EXHIBIT H


               CONFIRMATION OF RECEIPT OF MORTGAGE DOCUMENTATION

                                     [Date]

Ms. Elena Manrana
Vice President
Citibank, N.A.
P.O. Box 71301
San Juan, Puerto Rico 00936-8301

                  Re: Warehousing Loan - Doral Financial Corporation and Doral Mortgage Corporation

Gentlemen:

         We hereby acknowledge receipt of the documents related to the Mortgages and/or mortgage-backed certificates listed on Schedule I attached hereto and made to form a part hereof.

         All such documents shall be held by the undersigned as Custodian for Citibank, N.A. pursuant to the terms and conditions set forth in (i) that certain Custody Agreement executed by and between Citibank, N.A. and the undersigned on __________, 1999, and (ii) Warehousing Loan Agreement dated ___________, 1999 by and among Citibank, N.A. and the above referenced borrowers.


                                     Very truly yours,

                                     [NAME OF CUSTODIAN]


                                     By:
                                         -----------------------------
                                     Title:

                                                                      EXHIBIT I

                           FORM OF DELINQUENCY REPORT